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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                     FORM 8-K



                                  CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): AUGUST 24, 2001
                                                           ---------------



                               CLAYTON WILLIAMS ENERGY, INC.
                ------------------------------------------------------
                (Exact name of Registrant as specified in its charter)


             DELAWARE                      0-20838            75-2396863
   -------------------------------    ----------------   ----------------------
   (State or other jurisdiction of    (Commission File     (I.R.S. Employer
   incorporation or organization)          Number)       Identification Number)



     6 DESTA DRIVE, SUITE 6500, MIDLAND, TEXAS                  79705-5510
     -----------------------------------------                  ----------
     (Address of principal executive offices)                   (Zip code)



          Registrant's Telephone Number, including area code:  (915) 682-6324


                                  Not applicable
      ---------------------------------------------------------------------
     (Former name, former address and former fiscal year, if changed since last report)

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ITEM 7 -  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is provided as part of the information furnished under
Item 9 of this report.

              EXHIBIT
              NUMBER                           DESCRIPTION
              -------    ----------------------------------------------------
               99.1      Clayton Williams Energy, Inc. Third Quarter and Year
                         2001 Financial Guidance Disclosures


ITEM 9 -  REGULATION FD DISCLOSURE

The Company hereby incorporates by reference into this Item 9 of Form 8-K the Third Quarter and Year 2001 Financial Guidance Disclosures attached as Exhibit
99.1. This Exhibit 99.1 is being furnished to provide public disclosure of the Company's estimates to permit preparation of financial models of the Company's operating results for the quarter ending September 30, 2001 and the year ending December 31, 2001. The Company cautions users of this information that the estimates provided in this Exhibit 99.1 are based on information available to the Company as of the date of this filing, and actual results may vary materially from these estimates. The Company does not undertake any obligation to update these estimates as conditions change or as additional information becomes available.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                             CLAYTON WILLIAMS ENERGY, INC.


Date:  August 24, 2001                   By: /s/ L. Paul Latham
                                            ------------------------------------
                                             L. Paul Latham
                                             Executive Vice President and Chief
                                             Operating Officer



Date:  August 24, 2001                   By: /s/ Mel G. Riggs
                                            ------------------------------------
                                            Mel G. Riggs
                                            Senior Vice President and Chief
                                            Financial Officer


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                                    INDEX TO EXHIBITS


              EXHIBIT
              NUMBER                        DESCRIPTION
              -------    ----------------------------------------------------
               99.1      Clayton Williams Energy, Inc. Third Quarter and Year
                         2001 Financial Guidance Disclosures